Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of InteliData Technologies Corporation (the "Company") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alfred S. Dominick, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the   information  contained  in the  Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

By:   /s/ Alfred S. Dominick, Jr.
     ----------------------------------
     Alfred S. Dominick, Jr.
     Chairman and Chief Executive Officer
     November 6, 2003

This certificate is being furnished as an exhibit to the Report pursuant to Exchange Act Rule 13a-14 and Item 601 of Regulation S-K and not as a document "filed" as a part of the Report. This certificate shall not be deemed incorporated by reference into any of the Company's Securities Act registration statements.

                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of InteliData Technologies Corporation (the "Company") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Polchin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the  information   contained  in the  Report  fairly  presents,  in all
material respects, the financial condition and results of operations of the Company.

By:  /s/ John R. Polchin
     ----------------------------------
     John R. Polchin
     Vice President, Chief Financial
     Officer and Treasurer

     November 6, 2003

This certificate is being furnished as an exhibit to the Report pursuant to Exchange Act Rule 13a-14 and Item 601 of Regulation S-K and not as a document "filed" as a part of the Report. This certificate shall not be deemed incorporated by reference into any of the Company's Securities Act registration statements.